UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STWD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 6, 2023, the Board of Directors (the “Board”) of Starwood Property Trust, Inc. (the “Company”) increased the size of the Board from eight to nine directors and appointed Deborah L. Harmon to serve as a member of the Board.

Ms. Harmon, age 63, is the Co-Founder and Chief Executive Officer of Artemis Real Estate Partners, LLC, a real estate investment firm with more than $9 billion of capital raised since inception across core, core plus, value-add and opportunistic strategies. Ms. Harmon currently serves as Chairperson of the Pension Real Estate Association Foundation, as a director of Urban Alliance and Seizing Every Opportunity, as a member of the Advisory Council for the NYU Stern Center for Business and Human Rights, and as a member of the Council on Foreign Relations. Ms. Harmon was recognized in 2020 by Barron’s on its inaugural list of the 100 Most Influential Women in U.S. Finance, and was recognized by EY as an Entrepreneur of the Year 2019 Mid-Atlantic Award winner and National Finalist. Ms. Harmon earned her bachelor’s degree from Johns Hopkins University and a master of business administration degree from The Wharton School of the University of Pennsylvania.

As a non-executive director, Ms. Harmon will receive compensation in the same manner as the Company’s other non-executive directors. For a description of the Company’s non-executive director compensation program, see “Non-Employee Director Compensation” in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 18, 2022.

The Company issued a press release on April 10, 2023 announcing the appointment of Ms. Harmon to the Board, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 10, 2023, issued by Starwood Property Trust, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2023	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel